CONSOLIDATED BALANCE SHEET (Parenthetical) - $ / shares	Jun. 29, 2018	Jun. 30, 2017
Shareholders’ Equity:
Preferred shares, without par value (in dollars per share)
Preferred shares, authorized (in shares)	1,000,000	1,000,000
Preferred shares, issued (in shares)	0	0
Common shares, par value (in dollars per share)	$ 1.00	$ 1.00
Common shares, authorized (in shares)	500,000,000	500,000,000
Common shares, issued (in shares)	118,280,120	119,628,884
Common shares, outstanding (in shares)	118,280,120	119,628,884